Exhibit 13

Certification pursuant to 18 U.S.C. Section 1350,
as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of Coca-Cola European Partners plc, a public limited company organized under the laws of England and
Wales (the “Company”), does hereby certify, to the best of such officer’s knowledge, that:

The annual report on Form 20-F for the year ended December 31, 2019 (the “Form 20-F”) of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and information contained in the Form 20-F fairly presents, in all material respects, the financial condition and results of operations of the Company.

__/s/_Damian Gammell______
Damian Gammell
Chief Executive Officer
16 March 2020

__/s/_Nik Jhangiani______
Nik Jhangiani
Chief Financial Officer
16 March 2020